                                                                           T6487





                          GAS TRANSPORTATION AGREEMENT



                                     BETWEEN



                       TEXAS GAS TRANSMISSION CORPORATION



                                       AND



                      LOUISVILLE GAS AND ELECTRIC COMPANY
                        (TERM THROUGH: OCTOBER 31, 1998)



                               DATED MARCH 1, 1995

                              INDEX
                              -----

ARTICLE I                     Definitions                                     1

ARTICLE II                    Transportation Service                          1

ARTICLE III                   Scheduling                                      2

ARTICLE IV                    Points of Receipt and Delivery                  3

ARTICLE V                     Term of Agreement                               3

ARTICLE Vl                    Point(s) of Measurement                         3

ARTICLE VII                   Facilities                                      4

ARTICLE VIII                  Rates and Charges                               4

ARTICLE IX                    Miscellaneous                                   5
                              EXHIBIT "A"
                              FIRM POINT(S) OF RECEIPT

                              EXHIBIT "A-I"
                              SECONDARY POINT(S) OF RECEIPT

                              EXHIBIT "B"
                              FIRM POINT(S) OF DELIVERY

                              EXHIBIT "C"
                              SUPPLY LATERAL CAPACITY

                              STANDARD FACILITIES KEY

                          FIRM TRANSPORTATION AGREEMENT

       THIS AGREEMENT, made and entered into this 1st day of March, 1995, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Louisville Gas and Electric Company, a Kentucky corporation, hereinafter referred to as "Customer,"

                                   WITNESSETH:

       WHEREAS, Customer has natural gas which cannot be moved into its system/which it desires Texas Gas to move through its existing facilities; and

       WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

       WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

       WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of
Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

DEFINITIONS

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                   ARTICLE II

TRANSPORTATION SERVICE

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 0 MMBtu per day during the winter season, and up to 8,000 MMBtu per day during the summer season, which shall be Customer's Firm Transportation Contract Demand, and up to 0 MMBtu during the winter season, and up to 1,712,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

2.2 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. The applicable fuel retention percentage(s) is shown on Exhibit "A". Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand.

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier(s) in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's supplier(s) in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with
Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                   ARTICLE III

SCHEDULING

3.1 Customer shall be obligated five (5) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. Texas Gas agrees to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                   ARTICLE IV

POINTS OF RECEIPT, DELIVERY AND SUPPLY LATERAL ALLOCATION

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                    ARTICLE V

TERM OF AGREEMENT

5.1 This Agreement shall become effective upon its execution and remain in full force and effect with a primary term beginning April 1, 1995, (with the rates and charges described in Article VIII becoming effective on that date) and extending through October 31, 1998. At the end of such primary term, or any subsequent roll-over term of five (5) years, this Agreement shall automatically be extended for an additional roll-over term of five (5) years, unless Customer terminates this Agreement at the end of such primary or roll-over term by giving Texas Gas at least 365 days advance written notice prior to the expiration of the primary term or any subsequent roll-over term.

                                   ARTICLE VI

POINT(S) OF MEASUREMENT

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits "A", "A-I", and "B" herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described contained in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.

                                   ARTICLE VII

FACILITIES

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement shall be installed, owned, and operated as specified in Exhibits "A", "A-I", and "B" herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                                  ARTICLE VIII

RATES AND CHARGES

8.1 Each month, Customer shall pay Texas Gas for the service hereunder an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's Transportation Contract Demand. For any quantities delivered by Texas Gas in excess of Customer's Transportation Contract Demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

       (a)     Texas Gas's Fuel Retention percentage(s).

       (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge
               (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT Contract Demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of this Tariff. if Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's Transportation Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season Transportation Contract Demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in
Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE IX

MISCELLANEOUS

9.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                    TEXAS GAS
                                    ---------

          Texas Gas Transmission Corporation
          3800 Frederica Street
          Post Office Box 1160
          Owensboro, Kentucky 42302

          Attention:    Gas Revenue Accounting (Billings and Statements)
                        Customer Services (Other Matters)
                        Gas Transportation and Capacity Allocation (Nominations)
                        Fax (502) 926-8686

                                    CUSTOMER
                                    --------

          Louisville Gas and Electric Company
          820 West Broadway
          Louisville, Kentucky 40202

          Attention:    Mr. J. Clay Murphy

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's tariff.

9.3    This Agreement shall be governed by the laws of the State of Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits "A", "A-l", "B", and "C" are hereby incorporated to and made a part of this Agreement.

9.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations and orders of all governmental authorities having jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                                    TEXASGAS TRANSMISSION CORPORATION


----------------------------------         By:
                                               ------------------------------
WITNESSES:                                 LOUISVILLE GAS AND ELECTRIC COMPANY


                                           By:
----------------------------------             ------------------------------

                                           Attest:
----------------------------------                ---------------------------

Date of Execution by Customer:



----------------------------------

                                Contract No. T6487
                            Summer Season - Exhibit "A"
                              Firm Point(s) of Receipt

                       Louisville Gas And Electric Company
                          Firm Transportation Agreement






                                                                     Daily Firm
                                  Meter                              Capacity
Lateral        Segment     Zone   No.      Name                      MMBtu
-------------------------------------------------------------------------------
 South Leg
    Offshore in at Egan     SL    2770     Vermillion 267F            2,116
                            SL    2782     Vermillion 267C            1,254
                            SL    2774     Vermillion 256D              951
                            SL    9342     Vermillion 255/256E          225
                            SL    2776     S.S. 248D                  4,811
                            SL    2781     S.S. 247F                  3,592
 HIOS (at ANR-Eunice)
   H.I. 573
                            SL    2859     HIA-573B COMPLEX          12,303


This exhibit reflects the combined total receipt point capacity held by Louisville Gas And Electric Company under the 2-year, 5-year, and 8-year agreements for Contract No. T6487. Amendments in contract quantities in either the 2-year, 5-year, or 8-year agreements will result in an amendment of this exhibit.

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                     SUPPLY

                             Meter
Lateral        Segment       Zone       No.       Supply Point
-------------------------------------------------------------------------------


 NORTH LOUISIANA
   Carthage-Haughton          1         2102      Champlin
                              1         9805      Delhi
                              1         9051      Grigsby
                              1         9860      Nelson-Greenwood/Waskom
                              1         8116      Texas Eastern-Sligo
                              1         9884      Valero-Carthage

   Haughton-Sharon            1         8003      Barksdale
                              1         2455      Beacon
                              1         9866      Cornerstone-Ada
                              1         2173      Crystal Oil-West Arcadia
                              1         2340      F.E. Hargraves-Minden
                              1         2186      LGI #1
                              1         2456      McCormick
                              1         2457      Minden-Hunt
                              1         2459      Minden Pan-Am #1
                              1         9819      Nelson-Sibley
                              1         9461      Olin-McGoldrick
                              1         2760      Sligo Plant
                              1         9834      Texaco-Athens



                              Meter
Lateral        Segment        Zone      No.       Supply Point
-------------------------------------------------------------------------------

    Sharon                     1        2010      Fina Oil-HICO
                               1        9818      PGC-Bodcaw
                               1        2757      Texas Eastern-Sharon

    Sharon-East                1        2631      Calhoun Plant
                               1        2632      Dubach
                               1        2202      Ergon-Monroe
                               1        8760      Lonewa
                               1        8020      MRT-Bastrop
                               1        9302      Munce
                               1        9812      Par Minerals/Downsville
                               1        9823      Reliance-Bernice
                               1        2612      Reliance-West Monroe
                               1        2634      Southwest-Guthrie

 EAST
   Bosco-Eunice               SL        2015      Amerada Hess
                              SL        2016      Amerada Hess-South Lewisburg
                              SL        2385      D.B. McClinton #1
                              SL        9844      Germany Oil-Church Point
                              SL        2288      Great Southern-Mowata #2
                              SL        9804      Great Southern-Mowata #3
                              SL        2289      Great Southern-South Lewisburg
                              SL        8142      Ritchie
                              SL        9119      Sevarg
                              SL        2740      Superior-Pure



                              Meter
Lateral        Segment        Zone      No.       Supply Point
-------------------------------------------------------------------------------


 SOUTHEAST
   Blk. 8-Morgan City         SL        2198      Bois D'Arc
                              SL        9142      Bois D'Arc-Pelican Lake
                              SL        2109      Chevron-Block 8
                              SL        2638      Coon Point
                              SL        2845      Lake Pagie
                              SL        9817      Mustang-Bayou Piquant
                              SL        2460      Peltex Deep Saline #1
                              SL        2480      S.S. 41
                              SL        9471      Sohio
                              SL        9888      Star Oil & Gas-Bay Junop
                              SL        9187      Stone-South Timbalier
                              SL        2755      Texaco-Bay Junop
                              SL        9836      Texaco-Dog Lake
                              SL        2463      Toce Oil
                              SL        2850      Union Oil-N. Lake Pagie
                              SL        9883      Zeit-Lake Pagie

    Henry-Lafayette           SL        8190      Faustina-Henry
                              SL        2790      Henry Hub

    Lafayette-Eunice          SL        2153      Branch-Cox
                              SL        2125      California Co.-North Duson
                              SL        2137      California Co.-South Bosco #1
                              SL        2138      California Co.-South Bosco #2



                              Meter
Lateral        Segment        Zone      No.       Supply Point
-------------------------------------------------------------------------------


                              SL        2600      Cayman-Anslem Coulee
                              SL        9852      CNG-South Rayne
                              SL        2389      Duson
                              SL        9837      Excel-Judice
                              SL        8068      Exch. O&G-No. Maurice
                              SL        2601      Fina Oil-Anslem Coulee
                              SL        8040      Florida
                              SL        2290      Gulf Transport-Church Pt.
                              SL        2148      Maurice Cox
                              SL        9906      Quintana-South Bosco
                              SL        9005      Rayne-Columbia Gulf
                              SL        2045      Riceland-North Tepetate
                              SL        8067      South Scott
                              SL        2810      Tidewater-North Duson
                              SL        8051      Youngsville

    Maurice-Freshwater        SL        9822      Cities Service-Nunez
                              SL        2147      CNG-Hell Hole Bayou
                              SL        2203      Deck Oil-Perry/Hope
                              SL        9808      Duhon/Parcperdue
                              SL        9044      EDC-N. Parcperdue
                              SL        9160      LLOG-Abbeville
                              SL        2394      LRC-Theall
                              SL        9800      May Petroleum
                              SL        2424      McCain-Maurice
                              SL        2748      Parc Perdue



                              Meter
Lateral        Segment        Zone      No.       Supply Point
-------------------------------------------------------------------------------



                              SL        2749      Parc Perdue 2
                              SL        9830      R&R Res-Abbeville
                              SL        2706      Sun Ray
                              SL        9422      UNOCAL-Freshwater Bayou
                              SL        2840      UNOCAL-N. Freshwater Bayou

   Morgan City-Lafayette      SL        2064      Amoco-Charenton
                              SL        9173      ANR-Calumet (Rec.)
                              SL        9803      Atlantic
                              SL        9809      B.H. Petroleum-S.E. Avery
                              SL        2080      Bayou Sale-British Am
                              SL        9881      Bridgeline-Berwick
                              SL        2085      British American-Ramos
                              SL        9425      Charenton
                              SL        9047      Florida Gas-E.B. Pigeon
                              SL        2454      FMP/Bayou Postillion
                              SL        8059      Franklin
                              SL        2208      Frantzen
                              SL        9898      Hadson-East Bayou Pigeon
                              SL        2188      Lamson
                              SL        9854      Linder Oil-Bayou Penchant
                              SL        9853      Linder Oil-Garden City
                              SL        2189      Rutledge Deas
                              SL        2636      Shell-Bayou Pigeon
                              SL        9902      Smith Production-Charenton
                              SL        2035      Southwest-Jeanerette



                                Meter
Lateral        Segment          Zone     No.      Supply Point
-------------------------------------------------------------------------------


                                SL       9895     Texaco-Bayou Sale
                                SL       8205     Transco-Myette Point
                                SL       9829     Trunkline-Centerville
                                SL       9350     Vulcan
                                SL       9835     W.T. Burton-Lake Palourde

   Offshore Points entering at  SL       2583     E.I. 273A
Calumet
                                SL       2158     E.I. 273A/273A/284B
                                SL       2584     E.I. 273B
                                SL       2834     E.I. 276C
                                SL       2771     E.I. 287D
                                SL       2151     E.I. 292B
                                SL       9339     E.I. 292B/286I
                                SL       9419     E.I. 292B/286I/293
                                SL       2550     E.I. 293/308/315
                                SL       2773     E.I. 307E
                                SL       2154     E.I. 309C
                                SL       2155     E.I. 309G
                                SL       2157     E.I. 309H
                                SL       9886     E.I. 309H/309H/309J
                                SL       2156     E.I. 314F/309C/314F
                                SL       2780     SMI 11C
                                SL       2425     SMI 161
                                SL       2783     S.S. 204/219



                                Meter
Lateral        Segment          Zone     No.      Supply Point
-------------------------------------------------------------------------------


   Thibodaux-Morgan City        SL       2250     A. Glassell-Chacahoula
                                SL       2047     Alliance Exploration
                                SL       9029     Coastal-Chacahoula
                                SL       2835     Lake Palourde
                                SL       9873     Linder Oil-Chacahoula
                                SL       9175     LLOG-Chacahoula
                                SL       9847     LRC-Choctaw
                                SL       2440     Magna-Chacahoula #1
                                SL       2445     Magna-St. John #2
                                SL       2470     Patterson-Chacahoula
                                SL       2135     Simon Pass

 SOUTH
   Egan-Eunice                  SL       9851     Booher-Iota
                                SL       9003     Egan

   Offshore Points Entering at  SL       9130     E.I. 278/S.S. 247F
    Egan
                                SL       9131     E.I. 278/S.S. 248D
                                SL       9128     E.I. 299/S.S. 271A
                                SL       9129     E.I. 299/S.S. 271A/S.S. 271B
                                SL       9423     E.I. 320/324
                                SL       9122     E.I. 320/325A
                                SL       9123     E.I. 342/366A
                                SL       2793     E.I. 342/372A
                                SL       9399     E.I. 342/384A



                                Meter
Lateral        Segment          Zone     No.      Supply Point
-------------------------------------------------------------------------------


                                SL       2767     E.I. 342C
                                SL       2786     E.I. 343B
                                SL       9363     E.I. 349/349A
                                SL       9364     E.I. 349/349A/349B
                                SL       2788     E.I. 365
                                SL       9369     E.I. 365A/365A/348
                                SL       9120     E.I. 372A
                                SL       2781     S.S. 247F
                                SL       2776     S.S. 248D
                                SL       9429     S.S. 248D/248G
                                SL       2778     S.S. 271A
                                SL       2785     S.S. 271B/271A/271B
                                SL       9427     Vermilion 248/255A/255H
                                SL       9342     Vermilion 255/256E
                                SL       9424     Vermilion 255/256E/268G
                                SL       2774     Vermilion 256D
                                SL       9105     Vermilion 267/275A
                                SL       9340     Vermilion 267/287A
                                SL       9341     Vermilion 267/287A/276
                                SL       9159     Vermilion 267/287A/277
                                SL       9374     Vermilion 267/289A
                                SL       2782     Vermilion 267C
                                SL       2770     Vermilion 267F

 SOUTHWEST
   East Cameron-Lowry           SL       9872     E.C. 9A



                                Meter
Lateral        Segment          Zone     No.      Supply Point
-------------------------------------------------------------------------------


                                SL       2581     E.C. 14
                                SL       2860     Lake Arthur
                                SL       2033     Little Cheniere-Arco
                                SL       2034     Little Cheniere-Linder
                                SL       2392     LRC-Grand Cheniere

    Lowry-Eunice                SL       9843     Mobil-Lowry
                                SL       9446     NGPL-Lowry
                                SL       2437     ENOGEX/NGPL Tap Washita
                                SL       9169     TEX SW/NGPL Washita
                                SL       9171     Transok/NGPL Inter #2 Beckham
                                SL       9170     Transok/NGPL Inter #2 Custer
                                SL       9172     Transok/NGPL Waggs Wheeler

 WEST
  Iowa-Eunice                   SL       2091     Caribbean-China #1
                                SL       2092     Caribbean-China #2
                                SL       2093     Caribbean-China #3
                                SL       9038     Coastal/ANR-Iowa
                                SL       9839     Great Southern-Woodlawn
                                SL       8170     Iowa
                                SL       9445     Kilroy Riseden-Woodlawn
                                SL       9186     Linder Oil-Woodlawn
                                SL       9890     Source Petroleum-S. Elton #1
                                SL       9896     Source Petroleum-S. Elton #2
                                SL       2883     Tree Oil-Woodlawn



                              Meter
Lateral        Segment        Zone     No.      Supply Point
-------------------------------------------------------------------------------


   Mallard Bay-Woodlawn       SL      2140      California Co.-South Thornwell
                              SL      2615      Caroline Hunt Sands-S. Thornwell
                              SL      2170      Cockrell-North Chalkley
                              SL      9828      Denovo-Lake Arthur
                              SL      2207      Franks Petroleum-Chalkley
                              SL      9028      Gas Energy Development-Hayes
                              SL      2355      Humble-Chalkley
                              SL      2383      IMC Wintershall-Chalkley
                              SL      9848      Lamson Onshore-Mallard Bay
                              SL      8071      LRC-Mallard Bay
                              SL      2701      Samedan-N. Chalkley
                              SL      2635      Shell-Chalkley
                              SL      2266      South Mallard Bay-America1
                              SL      2822      Superior-S. Thornwell
                              SL      9879      Total Minatome-Bell City
                              SL      2885      Union Texas-Welsh
                              SL      2853      Welsh Field

 W.C. 294
   Entering at ANR-Eunice     SL      9026      W.C. 167/132
                              SL      9135      W.C. 167/HIOS Mainline
                              SL      9136      W.C. 167/Near Shore
                              SL      9396      W.C. 293/H.I. 120/H.I. 120-128
                              SL      9383      W.C. 293/H.I. 167/H.I. 167-166
                              SL      2838      W.C. 294



                              Meter
Lateral        Segment        Zone     No.      Supply Point
-------------------------------------------------------------------------------


 HIOS
   Offshore Points Entering at                  H.I. 247
    ANR-Eunice
                              SL      2868      H.I. A-247/A-244A/A-231
                              SL      9176      H.I. A-247/A-245
                                                H.I. 283
                              SL      9894      H.I. A-283/A-283A
                              SL      2855      H.I. A-285/A-282
                                                H.I. 303
                              SL      2858      H.I. A-302A/A-303
                                                H.I. A-345
                              SL      2863      H.I. 334A/A-335
                              SL      9327      H.I. A-345/A-325A
                                                H.I. A-498
                              SL      2867      H.I. A-462
                              SL      9375      H.I. A-477/A-462/A-486
                              SL      2534      H.I. A-498/A-489
                              SL      2533      H.I. A-498/A-489/A-474
                              SL      2535      H.I. A-498/A-489/A-499
                              SL      9371      H.I. A-498/A-490
                              SL      2856      H.I. A-498/A-517
                                                H.I. A-539
                              SL      2537      H.I. A-539/A-480
                              SL      9365      H.I. A-539/A-511
                              SL      9376      H.I. A-539/A-532



                              Meter
Lateral        Segment        Zone     No.      Supply Point
-------------------------------------------------------------------------------


                              SL      9328      H.I. A-539/A-550
                              SL      9901      H.I. A-539/A-552/A-551
                              SL      9889      H.I. A-539/A-552/A-553
                              SL      2539      H.I. A-539/A-567
                              SL      9380      H.I. A-539/A-568
                                                H.I. A-555
                              SL      2857      H.I. A-531A
                              SL      2861      H.I. A-536C
                              SL      2862      H.I. A-537B
                              SL      9127      H.I. A-537B/A-537D/A-556
                              SL      9308      H.I. A-555
                              SL      9125      H.I. A-555/A-537D/A-556
                              SL      9887      H.I. A-555/A-557A/A-556
                                                H.I. A-573
                              SL      9909      H.I. A-573/A-384/G B 224
                              SL      2859      H.I. A-573B Complex
                              SL      2542      H.I. A-595CF Complex
                                                H.I. A-582
                              SL      9165      H.I. A-582/A-561A
                              SL      9133      H.I. A-582/E.B. 110
                              SL      9377      H.I. A-582/E.B. 160/Various
                              SL      9134      H.I. A-582/E.B. 165

 MAINLINE
  Bastrop-North                3      8082      ANR-Slaughters
                               3      2061      Bee-Hunter



                              Meter
Lateral        Segment        Zone     No.      Supply Point
-------------------------------------------------------------------------------

                               3       2072     Blair
                               2       8124     Dyersburg
                               3       2373     Har-Ken/Addison-G #1
                               3       2352     Har-Ken/Cox
                               3       2367     Har-Ken/I.C.C. #9
                               3       2376     Har-Ken/I.C.C. #12
                               3       2379     Har-Ken/I.C.C. #15
                               3       2022     Har-Ken/I.C.C. #16
                               3       2381     Har-Ken/I.C.C. #17
                               3       9530     Har-Ken/Murray
                               3       2362     Har-Ken/P. Gannon Est. #1
                               3       2351     Har-Ken/Qualls
                               3       2966     Har-Ken/Stearman #1
                               3       2960     Har-Ken/W. Ky. #1
                               3       2962     Har-Ken/W. Ky. #2
                               3       2375     Har-Ken/W. Ky. #6
                               3       2087     Heathville-Trenton
                               1       9303     Helena #2
                               3       9876     Hux Oil-Russellville
                               4       1715     Lebanon-Columbia
                               4       1247     Lebanon-Congas
                               4       1859     Lebanon-Texas Eastern
                               3       9527     Liberty-South Hill
                               3       8073     Midwestern-Whitesville
                               1       3801     Pooling Receipt-Zone 1
                               3       9525     Pride Energy No. 1



                              Meter
Lateral        Segment        Zone     No.      Supply Point
-------------------------------------------------------------------------------

                               3       9141     Reynolds-Narge Creek
                               3       5800     Slaughters-Storage Complex
                                                (Withdraw)
                               1       2648     Spears
                               3       9404     United Cities-Barnsley

    Eunice-Zone SL/1 Line     SL       9035     ANR-Eunice
                              SL       9084     Bayou Pompey
                              SL       8107     Evangeline
                              SL       8046     Mamou
                              SL       3800     Pooling Receipt-Zone SL
                              SL       3900     SL Lateral Terminus

    Zone SL/1 Line-Bastrop     1       2020     Arkla-Perryville
                               1       9870     Channel Explo.-Chicksaw Creek
                               1       9826     Delhi-Ewing
                               1       2361     Guffey-Millhaven
                               1       9877     Hadson-Olla/Summerville
                               1       9814     Hogan-Davis Lake
                               1       8063     Pineville (LIG)
                               1       9832     Wintershall-Clarks


                               CONTRACT NO. T6487
                          Contract Demand 8,000 MMBtu/D

                                   EXHIBIT "B"
                              POINT(S) OF DELIVERY


Meter                                                         MAOP         MDP*
 No.   Name/Description                      Facilities       (psig)      (psig)
-------------------------------------------------------------------------------
1529   Louisville Gas and Electric Company

       BARDSTOWN ROAD - Latitude 38-12-0,
       Longitude 85-36-0, Jefferson County, KY    (1)          674        400


       BEDFORD-LG&E-Latitude 38-34-30,
       Longitude 85-18-15, Trimble County, KY     (1)          810        400

       CRESTWOOD-LG&E-Latitude 38-20-0,
       Longitude 85-25-15, Oldham County, KY      (1)          810        400

       DOE RUN-Latitude 37-55-30,
       Longitude 86-2-30, Meade County, KY        (1)          810        400

       ELDER PARK-Latitude 38-22-0,
       Longitude 85-25-0, Oldham County, KY       (1)          810        400

       ELLINGSWORTH LANE-Latitude 38-13-15
       Longitude 85-33-0, Jefferson County, KY    (1)          810        350

       LA GRANGE-Latitude 38-24-0,
       Longitude 85-24-15, Oldham County, KY      (1)          810        400

       PENILE ROAD-Latitude 38-6-0,
       Longitude 85-47-0, Jefferson County, KY    (1)          674        400

       PRESTON STREET ROAD-Latitude 38-9-45,
       Longitude 85-41-30, Jefferson County, KY   (1)          674        400


                                 Contract No. T6487
                           Firm Transportation Agreement
                              Summer Season-Exhibit "C"
                               Supply Lateral Capacity

                        Louisville Gas and Electric Company



                                                       PREFERENTIAL RIGHTS
SUPPLY LATERAL                                              MMBTU/D
Zone 1 Supply Lateral(s)
------------------------

North Louisiana Leg:                                           0
                                                         -------

              Total Zone 1:                                    0

Zone SL Supply Lateral(s)
-------------------------

East Leg:                                                      0

Southeast Leg:                                                 0

South Leg:                                                12,949

Southwest Leg:                                             7,297

West Leg:                                                      0

WC-294:                                                        0

HIOS:                                                     12,303
                                                         -------

              Total Zone SL:                              32,549
                                                         -------

              Grand Total:                                32,549
                                                         -------
                                                         -------


This exhibit reflects the combined total supply lateral capacity held by Louisville Gas and Electric Company under the 2-year, 5-year and 8-year agreements for Contract No. T6487. Amendments in contract quantities in either the 2-year, 5-year or 8-year agreements will result in an amendment of this exhibit.

                             STANDARD FACILITIES KEY

(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Arkansas Louisiana Gas Company.

(4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee Corporation.

(5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Delhi Gas Pipeline Corporation.

(7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.

(17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)   Measurement facilities are operated and maintained by ANR Pipeline
       Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31) Measurement facilities are owned by Total Minatome Corporation and operated and maintained by Texas Gas Transmission Corporation.

(32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.

(33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35)   Measurement facilities are owned, operated, and maintained by Texaco Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission Corporation.

(43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by NorAm Gas Transmission Company.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

(47) Measurement facilities are owned by Forest Oil Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

(54) Measurement facilities are owned, operated, and maintained by VHC Gas Systems, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

(56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

(57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

(58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

(59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

(60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

(61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.